UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 24, 2018

EDUCATIONAL DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma	74146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 622-4522

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders held on July 24, 2018, shareholders of Educational Development Corporation, a Delaware corporation (the “Company”), approved the 2019 Long Term Incentive Plan.  The 2019 Long Term Incentive Plan authorizes 300,000 shares of the Company’s common stock for issuance under the 2019 Long Term Incentive Plan, per the plan’s terms.  The 2019 Long Term Incentive Plan provides for awards to employees, officers, and non-management directors of the Company and its affiliates.  The 2019 Long Term Incentive Plan permits the granting of restricted stock awards units if certain performance targets are achieved.  Grants of restricted stock awards cliff vest at the end of five years of continued employment from the date they are initially granted.

The foregoing description of the 2019 Long Term Incentive  Plan is qualified in its entirety by reference to the full text of such plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company held on July 24, 2018, the following actions took place.

1.	Election of Class II Directors. The Company’s stockholders reelected Dr. Neal and Mr. McDaniel as Class II Directors of the Company for three-year terms based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Dr. Kara Gae Neal	1,735,692	0	921,281	1,134,567
Ron McDaniel	1,740,881	0	916,092	1,134,567

2.
Ratification of Appointment of Auditors.  The Company’s stockholders approved the ratification of the appointment of HoganTaylor LLP as the independent public accounting firm for the Company for the year ending February 28, 2019, based on the following votes.

For	Against	Abstain	Broker Non-Votes
3,589,57	8,101	193,868	0
3.
Amendment and Restate of Certificate of Incorporation.  The Company’s stockholders approved the amendment and restatement of the Company’s certificate of incorporation to increase the number of authorized shares based on the following votes.

For	Against	Abstain	Broker Non-Votes
2,941,209	804,555	45,776	0

4.	Approval of the 2019 Long Term Incentive Plan. The Company’s stockholders approved the 2019 Long Term Incentive Plan based on the following votes.

For	Against	Abstain	Broker Non-Votes
2,199,197	451,689	6,089	1,134,567

Item 8.01	Other Events

On July 24, 2018, our board of directors authorized a two-for-one split of our common stock.  The Company intends to implement the split through a distribution of one share of our common stock for each share outstanding and held by holders of record as of August 14, 2018.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
4.1
2019 Long Term Stock Incentive Plan (incorporated by reference to Appendix A to Educational Development Corporation’s definitive proxy statement on Schedule 14A (File No. 000-04957) filed on June 21, 2018).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDUCATIONAL DEVELOPMENT CORPORATION

Date: July 30, 2018	By:	/s/ Dan E. O’Keefe
Name: Dan E. O’Keefe
Title: Chief Financial Officer